MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                   Supplement dated January 14, 2002 to the
                      Prospectus dated December 19, 2001


               The section of the Prospectus captioned "Mutual Fund Investment Option" appearing under the heading "Prospectus Summary" on page 4 and the section of the prospectus captioned "Mutual Fund Investment Option" on page 33 are each hereby amended by replacing all references to Class C shares with references to Class A shares and replacing all references to Eligible Class C Shares with references to Eligible Class A Shares.

Code # 10938-1201ALL